Calvert

Investments that make a difference (registered)

March 31, 2002

Semi-Annual Report

Calvert New Vision

Small Cap Fund

Table

of

Contents

President's Letter

2

Social Update

4

Portfolio

Manager Remarks

5

Statement

of Net Assets

8

Statement

of Operations

11

Statements

of Changes in

Net Assets

12

Notes to

Financial Statements

14

Financial Highlights

18

Financial Tables

& Glossary

22

Dear Shareholders:

At quarter end, we continue to be watchful for indicators of economic recovery in 2002. The outlook remains uncertain, however, as to the potential strength and timing of economic improvement.

Since our last report to you, and particularly during the last quarter, we have seen promising signs, with some sectors of our economy stepping up production. On the other hand, labor market data paint a picture of a slower recovery, with March unemployment data indicating a rise to 5.7%.

Keeping Investment Perspective

I remind investors that at times like these, when economic conditions and the global political situation are uncertain, it is particularly important to revisit portfolio holdings in view of personal goals, risk tolerance, and investment time horizon.

Certainly, equity markets remain extremely challenging. Volatility continues, and while we see bursts of what appears to be recovery in stock market valuation, we are still in a period when returns are in many cases negative.

On the fixed income side, investors may want to consider the potential impact of rising interest rates on bond fund holdings. I would remind our investors that shorter-duration bond funds tend to hold value better than longer-duration funds during periods of rising interest rates. Of course, yields tend to be lower on shorter-duration funds, but these investments can be advantageous for investors who are either more conservative overall or wish to maintain a conservative portion of their portfolio.

Calvert continues to expand our broad range of fund options, and we believe investors will find choices appropriate for a variety of strategies and for changing market conditions.

Change in Fund Auditors

In light of the uncertainty surrounding the Arthur Andersen accounting firm, the Boards of each of our Funds held a special meeting recently and voted to approve a change in independent auditors to KPMG LLP.

Revisiting Shared Values

As you know, Calvert takes a long view and has a broad perspective on corporate performance. We are diligent in assessing not only financial practices and performance, but also other aspects of a company's operations. Within our socially screened funds, we are reviewing corporate governance guidelines, including director and auditor independence. Clearly, ongoing revelations surrounding Enron have given all of us reason to look more closely at a broad range of corporate behaviors and to shine a brighter light on various corporate stakeholders.

Thank You for Choosing Calvert

At the end of 2001, Calvert celebrated 25 years in the investment business. Your trust and confidence have enabled us not only to reach this milestone, but also to look forward to our next quarter century with optimism and enthusiasm.

Sincerely,

Barbara J. Krumsiek

President and CEO

May 13, 2002

Social

Update

Web Accolades

www.calvert.com has been named one of the Top 20 Web sites among all mutual fund families and one of the Top 10 Web sites for small mutual funds by kasina, LLC, an industry authority on mutual fund Web sites. Evaluating 478 mutual fund sites, kasina noted that "[t]he high point of this site is the Know What You Own search feature (ellipsis) [showing] top [fund] holdings and characteristics in terms of ethics and corporate citizenship. This is a unique feature, not found on any other Web site (ellipsis)." In a separate survey conducted by DALBAR, a Boston-based financial services research and rating company, Calvert was among a dozen firms named as "Excellent Web Sites for Consumers" in the fourth quarter of 2001.

Shareholder Activism

Over the past few months, Calvert's social analysts have engaged more than 50 companies held in our various funds on a wide range of social issues resulting in amended or new policies and strengthened programs. A few examples:

o Becton Dickinson and Illinois Tool Works have agreed to expand their labor and human rights policies to include provisions against the use of child labor and have agreed to adopt more stringent labor standards.

o Deere and Company has adopted a new policy of non-discrimination based on sexual orientation.

o Apple has agreed to work with us in exploring opportunities for computer recycling.

o A number of companies including Peoplesoft, Lowes, and Office Depot have all agreed to develop stronger diversity programs and practices.

o AES Corporation has agreed to report on its total annual greenhouse gas emissions and conduct a feasibility study on the cost of reducing these emissions.

High Social Impact

The Fund invests up to 1% of its money into below-market-rate investments that further social justice. Through the Fund's investment in the Calvert Social Investment Foundation, financial support has been given to the Enterprise Corporation of the Delta (ECD) (Mississippi). One ECD loan in this economically deprived region was to Sylvia Dixon. While Ms. Dixon had the ability and desire to expand her Little Darling Child Care Center, like many entrepreneurs in her area, she was unable to qualify for traditional financing. With a loan of $184,000 from ECD, she was able to expand her services for the predominantly single-parent, low income clientele she serves.

Calvert New Vision Small Cap Fund Portfolio Statistics

March 31, 2002

Investment Performance
	6 Months	12 Months
	ended	ended
	3/31/02	3/31/02
Class A	24.93%	19.95%
Class B	24.37%	18.67%
Class C	24.42%	18.90%
Russell 2000 Index TR	25.91%	13.98%
Lipper Small-Cap Core Funds Avg	25.95%	19.59%

Ten Largest Stock Holdings
% of Net Assets
AmeriCredit Corp.	3.4%
Kansas City Southern Industries, Inc.	3.2%
Interactive Data Corp.	3.0%
Corn Products Int'l, Inc.	3.0%
Viad Corp.	3.0%
North Fork Bancorp., Inc.	3.0%
Concord Camera Corp.	2.6%
United Stationers, Inc.	2.5%
John Wiley & Sons, Inc., Class A	2.5%
Source Corp.	2.5%
Total	28.7%

Asset Allocation
Stocks	85%
Cash & Cash Equivalents	15%
100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

TR represents total return.

Source: Lipper Analytical Services, Inc.

James

Awad

of AWAD asset management

How did the Fund perform?

For the six months ended March 31, 2002, the Calvert New Vision Small Cap Fund's Class A Shares returned 24.93%, comparable to the 25.91% return of the Russell 2000 Index benchmark.

What was your Strategy?

Our strategy is based on stock selection rather than by sector allocation. A perceived turnaround in the advertising economy, deep value stocks, and short-term earnings recovery contributed to the positive performance of several stocks in the Portfolio. On the other hand, Fund performance was negatively impacted by customer problems and a slowdown in orders for two stocks.

What is the Economic Climate?

As we end the first quarter, we see encouraging signs. The economy appears to have ended its recession and is growing again; consumer spending continues on a reasonable growth plane; layoffs are decelerating; the inventory draw down is complete; and capital spending is stabilizing.

The picture is one of economic growth going forward.

While the recovery may not be dramatic due to a lack of pent up consumer demand, the profit outlook is very good as economic growth will be superimposed on a corporate sector that is slimmed down and highly productive. Since it is profit growth that drives stock prices, we believe growing profits should lead to a gentle upward slope in equity prices.

The stocks of many larger companies will be valuation constrained and some individual companies will continue to have balance sheet and business model issues. Conversely, the owners of small and medium cap stocks should do quite well. Here's why:

o They are attractively priced relative to large cap stocks.

o Small cap stocks have been outperforming large cap stocks since March of 1999.

o Small cap stocks are underowned, as investors spent most of the 1990's funneling assets into large cap equities.

o In light of the issues raised by Enron and several other companies, investors are gravitating towards companies which have understandable business models and balance sheets and which grow organically rather than through acquisitions. These characteristics are most often found in small cap companies.

Portfolio Statistics

March 31, 2002

Average Annual Total Returns
Class A Shares
One year	14.24%
Since inception	5.75%
(1/31/97)

Class B Shares
One year	13.67%
Since inception	4.95%
(4/1/98)
Class C Shares
One year	17.90%
Since inception	5.97%
(1/31/97)

New subadvisor assumed management of the Fund effective October 1997.

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[INSERT LINE GRAPH HERE]

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the indices used for comparison. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Portfolio Statistics

March 31, 2002

Portfolio Characteristics
	New Vision	Russell
	Small Cap	2000
	Fund	index
Number of Stocks	39	1,905

Median Market Capitalization ($bil) (by portfolio weight)	0.94	0.83

Price/Earnings Ratio	62.65	59.17

Earnings Per Share Growth	21.41%	16.69%

Yield (return on capital investment)	0.45%	1.26%

Volatility Measures
	New Vision	Russell
	Small Cap	2000
	Fund	index
Beta1	0.77	0.66
R-Squared2	0.53	0.53

1 Measure of volatility compared to the S&P 500 Stock Index (S&P 500) beta of 1. The higher the beta, the higher the risk and potential reward.

2 Measure of correlation between the fund's returns and the overall market's (S&P 500) returns. An R-Squared of 0 would mean no correlation, an R-Squared of 1 would mean total correlation.

Source: Vestek

What is your Outlook?

As we look forward, we see an improving economy, gradually rising stock prices, and particularly good results in small and medium capitalization equities. We continue to seek out companies which can provide good earnings growth, which have strong balance sheets and which sell at attractive valuations.

April 26, 2002

Statement of Net Assets

March 31, 2002
Equity Securities - 85.0%	Shares	Value
Agricultural Products - 3.0%
Corn Products International, Inc.	139,000	$4,475,800

Auto Parts & Equipment - 1.4%
Gentex Corp.*	70,000	2,074,100

Banks - Regional - 4.7%
Capital Crossing Bank*	116,300	2,581,860
North Fork Bancorp., Inc.	124,000	4,409,440
		6,991,300

Communications Equipment - 4.4%
Commscope, Inc.*	181,500	3,158,100
Plantronics, Inc.*	162,000	3,389,040
		6,547,140

Consumer Finance - 7.3%
AmeriCredit Corp.*	132,000	5,014,680
New Century Financial Corp.	150,000	3,405,000
New Century Financial Corp. (dagger) #	120,000	2,397,120
		10,816,800

Electrical Equipment - 2.4%
Belden, Inc.	147,000	3,503,010

Equipment - Semiconductors - 1.8%
Axcelis Technologies, Inc.*	193,000	2,759,900

Healthcare - Medical Product & Supplies - 2.4%
Sola International, Inc.*	246,300	3,625,536

Healthcare - Special Services - 4.0%
Gentiva Health Services*	92,300	2,285,348
Hooper Holmes, Inc.	347,000	3,640,030
		5,925,378

Insurance - Life & Health - 1.9%
Presidential Life Corp.	122,000	2,775,500

Investment Banking / Brokerage - 5.3%
Interactive Data Corp.*	258,500	4,536,675
Investment Technology Group, Inc.*	62,450	3,293,613
		7,830,288

Investment Management - 2.2%
Investors Financial Services Corp.	42,400	3,224,520

Equity Securities - Cont'd	Shares	Value
Leisure Time - Products - 1.8%
Handleman Co.*	265,900	$2,730,793

Machinery - Diversified - 2.3%
Kaydon Corp	128,000	3,456,000

Materials - 2.3%
Spartech Corp.	138,000	3,394,800

Manufacturing - Diversified - 1.0%
Quixote Corp.	78,500	1,464,143

Manufacturing - Specialized - 2.3%
Cognex Corp.*	117,500	3,414,550

Office Equipment & Supplies - 2.5%
United Stationers, Inc.*	99,300	3,783,330

Photography / Imaging - 2.6%
Concord Camera Corp.*	437,000	3,937,370

Publishing - 3.7%
John Wiley & Sons, Inc., Class A	144,400	3,783,280
Penton Media, Inc	234,700	1,771,985
		5,555,265

Railroads - 3.2%
Kansas City Southern Industries, Inc.*	300,000	4,782,000

Retail - Department Stores - 1.9%
Stage Stores, Inc.*	105,000	2,793,000

Services - Commercial & Consumer - 14.2%
Iron Mountain, Inc.*	96,000	3,045,120
NCO Group, Inc.*	98,600	2,737,136
Source Corp.*	126,900	3,742,281
Startek, Inc. *	156,550	3,624,132
TeleTech Holdings, Inc. *	267,000	3,585,810
Viad Corp.	158,400	4,435,200
		21,169,679

Services - Data Processing - 1.3%
Ceridian Corp.*	85,000	1,874,250

Services - Employment - 2.3%
Hall Kinion & Associates, Inc.*	152,500	1,264,225
Korn / Ferry International*	215,200	2,141,240
		3,405,465

Specialty Printing - 2.0%
Valassis Communications, Inc.*	79,000	3,051,770

Equity Securities - Cont'd	Shares	Value
Trucks & Parts - 0.8%
Joy Global, Inc.*	73,500	$1,198,050

Total Equity Securities (Cost $102,309,102)		126,559,737

	Principal
Corporate Obligations - 0.0%	Amount
Angeion Corp., 7.50%, 4/15/03 #	$1,000,000	36,047

Total Corporate Obligations (Cost $1,000,000)		36,047

High Social Impact Investments - 0.2%
Calvert Foundation Community Investment Note, 3.00%, 7/1/04 #	200,000	198,460
Dorchester Bay Economic Development Corp., 4.50%, 6/30/02 #	50,000	40,000

Total High Social Impact Investments (Cost $250,000)		238,460

U.S. Government Agencies
and Instrumentalities - 15.4%
Federal Home Loan Bank Discount Notes, 1.61%, 4/1/02	23,000,000	23,000,000

Total U.S. Government Agencies
and Instrumentalities (Cost $23,000,000)		23,000,000

TOTAL INVESTMENTS (Cost $126,559,102) - 100.6%		149,834,244
Other assets and liabilities, net - (0.6%)		(930,129)
Net Assets - 100%		$148,904,115

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value authorized:
Class A: 6,621,220 shares outstanding	$108,362,634
Class B: 593,948 shares outstanding	9,470,666
Class C: 751,198 shares outstanding	11,737,995
Class I: 0 shares outstanding	0
Undistributed net investment income (loss)	(393,696)
Accumulated net realized gain (loss) on investments	(3,548,626)
Net unrealized appreciation (depreciation) on investments	23,275,142

Net Assets	$148,904,115

Net Asset Value Per Share
Class A (based on net assets of $124,639,165)	$18.82
Class B (based on net assets of $10,690,605)	$18.00
Class C (based on net assets of $13,574,345)	$18.07

* Non income producing.

# This security was valued by the Board of Trustees, see Note A.

(dagger) Restricted securities represent 1.6% of net assets for the Fund.

See notes to financial statements.

Statement of Operations

Six Months ended March 31, 2002
Net Investment Income
Investment Income:
Dividend income	$279,908
Interest income	456,787
Total investment income	736,695

Expenses:
Investment advisory fee	458,394
Transfer agency fees and expenses	211,567
Distribution Plan expenses:
Class A	129,511
Class B	40,768
Class C	52,377
Trustees' fees and expenses	4,487
Administrative fees	133,789
Accounting fees	31,218
Custodian fees	13,625
Registration fees	19,155
Reports to shareholders	34,728
Professional fees	4,232
Miscellaneous	5,921
Total expenses	1,139,772
Reimbursement from Advisor:
Class A	-
Class B	-
Class C	-
Class I	(3,391)
Fees paid indirectly	(5,990)
Net expenses	1,130,391

Net Investment Income (Loss)	(393,696)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	209,104
Change in unrealized appreciation or (depreciation)	26,874,012

Net Realized and Unrealized Gain
(Loss) on Investments	27,083,116

Increase (Decrease) in Net Assets
Resulting From Operations	$26,689,420

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income (loss)	($393,696)	($814,116)
Net realized gain (loss)	209,104	140,448
Change in unrealized appreciation or (depreciation)	26,874,012	(9,894,708)

Increase (Decrease) in Net Assets
Resulting From Operations	26,689,420	(10,568,376)

Distributions to shareholders from:
Net realized gain:
Class A Shares	(2,157,917)	(6,360,818)
Class B Shares	(175,099)	(398,688)
Class C Shares	(226,389)	(706,199)
Class I Shares	-	(3,479)
Total distributions	(2,559,405)	(7,469,184)

Capital share transactions:
Shares sold:
Class A Shares	45,143,180	31,173,276
Class B Shares	2,697,820	3,157,456
Class C Shares	3,303,776	2,772,246
Class I Shares	-	1,000
Reinvestment of distributions:
Class A Shares	2,037,145	6,202,082
Class B Shares	152,389	353,900
Class C Shares	204,722	616,972
Class I Shares	20	-
Shares redeemed:
Class A Shares	(27,900,983)	(16,802,504)
Class B Shares	(289,646)	(404,290)
Class C Shares	(518,119)	(2,013,909)
Class I Shares	(968)	(43,133)
Total capital share transactions	24,829,336	25,013,096

Total Increase (Decrease) in Net Assets	48,959,351	6,975,536

Net Assets
Beginning of period	99,944,764	92,969,228
End of period (including undistributed net investment
income (loss) of ($393,696) and $0, respectively)	$148,904,115	$99,944,764

See notes to financial statements.

.	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2002	2001
Shares sold:
Class A Shares	2,625,730	1,798,180
Class B Shares	164,949	189,185
Class C Shares	198,623	166,015
Class I Shares	-	54
Reinvestment of distributions:
Class A Shares	118,092	392,519
Class B Shares	9,213	23,056
Class C Shares	12,333	40,110
Class I Shares	1	-
Shares redeemed:
Class A Shares	(1,644,847)	(989,060)
Class B Shares	(17,695)	(24,399)
Class C Shares	(31,397)	(123,610)
Class I Shares	(55)	(2,448)
Total capital share activity	1,434,947	1,469,602

See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies

General: The Calvert New Vision Small Cap Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. Class I shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is unavailable are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2002, $2,671,627, or 1.8% of net assets, were valued in good faith by the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Audit Guide Implementation: In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Fund has implemented the provisions of the Guide, as required on October 1, 2001. The implementation did not have a material impact on the Fund's financial statements.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .75% based on the Fund's average daily net assets. Under the terms of the agreement, $136,228 was payable at period end.

The Advisor contractually reimbursed the Fund for expenses of $3,542 for the six months ended March 31, 2002.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Class A, Class B, and Class C shares and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $26,843 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. Class I does not have Distribution Plan expenses. Under the terms of the agreement, $44,486 was payable at period end.

The Distributor received $40,763 as its portion of the commissions charged on sales of the Fund's shares for the six months ended March 31, 2002.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $44,743 for the six months ended March 31, 2002. Under the terms of the agreement, $8,137 was payable at period end. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Fund who is not affiliated with the Advisor receives an annual fee of $20,500 plus $1,500 for each Board and Committee meeting attended. Trustees fees are allocated to each of the funds in the series served.

Note C - Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $30,833,714 and $25,644,287, respectively.

The cost of investments owned at March 31, 2002 for federal income tax reporting purposes was $127,237,579. Net unrealized appreciation aggregated $22,596,665, of which $32,355,962 related to appreciated securities and $9,759,297 related to depreciated securities.

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund Enhanced Equity Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2002. For the six months ended March 31, 2002, borrowings by the Fund under the Agreement were as follows:
	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$13,385	2.44%	$1,242,837	January 2002

Change in Independent Auditor

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Trustees.

The reports on the financial statements audited by Arthur Andersen for the years ended September 30, 2001 and September 30, 2000 for the Funds did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2002	2001	2000
Net asset value, beginning	$15.39	$18.43	$13.49
Income from investment operations
Net investment income (loss)	(.04)	(.11)	(.13)
Net realized and unrealized gain (loss)	3.84	(1.51)	5.07
Total from investment operations	3.80	(1.62)	4.94
Distributions from
Net realized gain	(.37)	(1.42)	-
Total distributions	(.37)	(1.42)	-
Total increase (decrease) in net asset value	3.43	(3.04)	4.94
Net asset value, ending	$18.82	$15.39	$18.43
Total return*	24.93%	(8.99%)	36.62%
Ratios to average net assets:
Net investment income (loss)	(.50%) (a)	(.66%)	(.82%)
Total expenses	1.71% (a)	1.76%	1.79%
Expenses before offsets	1.71% (a)	1.72%	1.76%
Net expenses	1.70% (a)	1.63%	1.50%
Portfolio turnover	24%	66%	113%
Net assets, ending (in thousands)	$124,639	$84,979	$79,641

.		Periods Ended
	September 30,	September 30,	September 30,
Class A Shares	1999	1998	1997(caret)
Net asset value, beginning	$12.04	$15.65	$15.00
Income from investment operations
Net investment income (loss)	(.05)	(.02)	(.05)
Net realized and unrealized gain (loss)	1.50	(3.55)	.70
Total from investment operations	1.45	(3.57)	.65
Distributions from
Net realized gain	-	(.04)	-
Total distributions	-	(.04)	-
Total increase (decrease) in net asset value	1.45	(3.61)	.65
Net asset value, ending	$13.49	$12.04	$15.65
Total return*	12.04%	(22.86%)	4.33%
Ratios to average net assets:
Net investment income (loss)	(.39%)	(.17%)	(.71%) (a)
Total expenses	1.96%	1.88%	4.72% (a)
Expenses before offsets	1.93%	1.82%	1.36% (a)
Net expenses	1.66%	1.71%	.90% (a)
Portfolio turnover	68%	68%	196%
Net assets, ending (in thousands)	$52,961	$61,765	$3,260

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$14.80	$17.96	$13.29
Income from investment operations
Net investment income (loss)	(.12)	(.27)	(.30)
Net realized and unrealized gain (loss)	3.69	(1.47)	4.97
Total from investment operations	3.57	(1.74)	4.67
Distributions from
Net realized gain	(.37)	(1.42)	-
Total distributions	(.37)	(1.42)	-
Total increase (decrease) in net asset value	3.20	(3.16)	4.67
Net asset value, ending	$18.00	$14.80	$17.96

Total return*	24.37%	(9.96%)	35.14%
Ratios to average net assets:
Net investment income (loss)	(1.50%) (a)	(1.74%)	(1.86%)
Total expenses	2.75% (a)	2.87%	2.97%
Expenses before offsets	2.75% (a)	2.82%	2.94%
Net expenses	2.74% (a)	2.71%	2.52%
Portfolio turnover	24%	66%	113%
Net assets, ending (in thousands)	$10,691	$6,477	$4,484

	Periods Ended
	September 30,	September 30,
Class B Shares	1999	1998#
Net asset value, beginning	$12.01	$16.18
Income from investment operations
Net investment income (loss)	(.15)	(.05)
Net realized and unrealized gain (loss)	1.43	(4.12)
Total from investment operations	1.28	(4.17)
Total increase (decrease) in net asset value	1.28	(4.17)
Net asset value, ending	$13.29	$12.01

Total return*	10.66%	(25.77%)
Ratios to average net assets:
Net investment income (loss)	(1.68%)	(1.39%) (a)
Total expenses	3.87%	7.68% (a)
Expenses before offsets	3.33%	3.40% (a)
Net expenses	2.93%	2.99% (a)
Portfolio turnover	68%	68%
Net assets, ending (in thousands)	$1,504	$523

Financial Highlights
		Years Ended
	March 31,	September 30,	September 30,
Class C Shares	2002	2001	2000
Net asset value, beginning	$14.85	$17.99	$13.27
Income from investment operations
Net investment income (loss)	(.11)	(.24)	(.26)
Net realized and unrealized gain (loss)	3.70	(1.48)	4.98
Total from investment operations	3.59	(1.72)	4.72
Distributions from
Net realized gain	(.37)	(1.42)	-
Total distributions	(.37)	(1.42)	-
Total increase (decrease) in net asset value	3.22	(3.14)	4.72
Net asset value, ending	$18.07	$14.85	$17.99

Total return*	24.42%	(9.83%)	35.57%
Ratios to average net assets:
Net investment income (loss)	(1.37%) (a)	(1.56%)	(1.66%)
Total expenses	2.61% (a)	2.69%	2.68%
Expenses before offsets	2.61% (a)	2.65%	2.65%
Net expenses	2.60% (a)	2.54%	2.33%
Portfolio turnover	24%	66%	113%
Net assets, ending (in thousands)	$13,574	$8,489	$8,799

		Periods Ended
	September 30,	September 30,	September 30,
Class C Shares	1999	1998	1997(caret)
Net asset value, beginning	$11.95	$15.62	$15.00
Income from investment operations
Net investment income (loss)	(.22)	(.15)	(.10)
Net realized and unrealized gain (loss)	1.54	(3.48)	.72
Total from investment operations	1.32	(3.63)	.62
Distributions from
Net realized gain	-	(.04)	-
Total distributions	-	(.04)	-
Total increase (decrease) in net asset value	1.32	(3.67)	.62
Net asset value, ending	$13.27	$11.95	$15.62

Total return*	11.05%	(23.31%)	4.13%
Ratios to average net assets:
Net investment income (loss)	(1.27%)	(1.15%)	(.95%)(a)
Total expenses	2.87%	2.94%	10.91%(a)
Expenses before offsets	2.84%	2.78%	1.47%(a)
Net expenses	2.53%	2.64%	1.15%(a)
Portfolio turnover	68%	68%	196%
Net assets, ending (in thousands)	$6,215	$7,097	$318

Financial Highlights
	Periods Ended
	January 18,	September 30,
Class I Shares	2002(dagger)	2001
Net asset value, beginning	$15.76	$18.77
Income from investment operations
Net investment income (loss)	(.02)	.04
Net realized and unrealized gain (loss)	2.16	(1.63)
Total from investment operations	2.14	(1.59)
Distributions from
Net realized gain	(.37)	(1.42)
Total distributions	(.37)	(1.42)
Total increase (decrease) in net asset value	1.77	(3.01)
Net asset value, ending	$17.53	$15.76

Total return*	13.58%	(8.65%)
Ratios to average net assets:
Net investment income (loss)	(.35%) (a)	.25%
Total expenses	1,179.31% (a)	64.09%
Expenses before offsets	.70% (a)	3.71%
Net expenses	.70% (a)	.82%
Portfolio turnover	11%	66%
Net assets, ending (in thousands)	$0	$1

	Periods Ended
	September 30,	September 30,
Class I Shares	2000	1999(caret)(caret)
Net asset value, beginning	$13.57	$12.20
Income from investment operations
Net investment income (loss)	(.03)	.03
Net realized and unrealized gain (loss)	5.23	1.34
Total from investment operations	5.20	1.37
Distributions from
Net realized gain	-	-
Total distributions	-	-
Total increase (decrease) in net asset value	5.20	1.37
Net asset value, ending	$18.77	$13.57

Total return*	38.32%	11.23%
Ratios to average net assets:
Net investment income (loss)	(.14%)	.36% (a)
Total expenses	1.64%	1.87% (a)
Expenses before offsets	.98%	.93% (a)
Net expenses	.82%	.82% (a)
Portfolio turnover	113%	68%
Net assets, ending (in thousands)	$46	$1,314

(a) Annualized

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

(caret) From January 31, 1997 inception.

# From April 1, 1998 inception.

(caret)(caret) From March 1, 1999 inception.

(dagger) Class I was liquidated on January 18, 2002. Shares are still available for public sale and operations will resume upon shareholder investment.

See notes to financial statements.

Financial Tables and Glossary

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type and may be further broken down into sub-groups.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. It also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund's holdings, including each securities market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the funds' net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the ones shown in the Operations section as distributions are determined on a tax basis. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.

GLOSSARY

Appreciation - An increase in an investment's value.

Basis Point - One one-hundredths of a percentage point. This term is often used in describing changes in interest rates.

Capital Gain Distribution - Payments to mutual fund shareholders of net gains realized on the sale of the fund's portfolio securities. Long-term gains are earned on securities held in the portfolio more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.

Depreciation - A decline in an investment's value.

Distributions - Dividends paid from net investment income and realized capital gains.

Expense Ratio - A fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

Net Asset Value (NAV) - Value of one share of a fund that is determined by subtracting liabilities (payables, accrued expenses, taxes) from assets (cash, investments, receivables) and dividing the net assets by the number of shares outstanding.

Portfolio Turnover - A measure of the trading activity in a fund's investment portfolio - how often securities are bought and sold by a fund.

Total Return - A measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.

Yield - A measure of net income (dividends and interest less expenses) earned by the securities in a fund's portfolio during a specified period.

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